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                                                                    Exhibit 10.5

            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

           This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January 28, 2003, is hereby entered into by and among XM Satellite Radio Holdings Inc., a corporation duly organized under the laws of the State of Delaware (the "Company"); Clear Channel Investments, Inc., a corporation duly organized under the laws of the State of Nevada ("Clear Channel"); Columbia XM Radio Partners, LLC, a limited liability company duly organized under the laws of the Commonwealth of Virginia ("Columbia Radio Partners"); DIRECTV Enterprises, Inc. a corporation duly organized under the laws of the State of Delaware ("DIRECTV"); General Motors Corporation, a corporation duly organized under the laws of the State of Delaware (collectively, with its Affiliate, OnStar Corporation, "GM"); Hughes Electronics Corporation, a corporation duly organized under the laws of the State of Delaware ("Hughes"); Rare Medium Group, Inc., a corporation duly organized under the laws of the State of Delaware ("Rare Medium"); Madison Dearborn Capital Partners III, L.P., ("Madison Capital"), Madison Dearborn Special Equity III, L.P. ("Madison Equity") and Special Advisors Fund I, LLC ("Madison Advisors" and, collectively with Madison Capital and Madison Equity, each an entity duly organized under the laws of the State of Delaware, "Madison"); AEA XM Investors I LLC, AEA XM Investors II LLC, AEA XM Investors IA, LLC and AEA XM Investors IIA, LLC, each a limited liability company duly organized under the laws of the State of Delaware (individually or collectively "AEA XM"); Columbia XM Satellite Partners III, LLC, a limited liability company duly organized under the laws of the Commonwealth of Virginia ("Columbia Satellite Partners"), Columbia Capital Equity Partners II (QP), L.P., a limited partnership organized under the laws of the State of Delaware ("Columbia Equity Partners II"), Columbia Capital Equity Partners III (QP), L.P., a limited partnership duly organized under the laws of the State of Delaware ("Columbia Equity Partners III", and collectively with Columbia Radio Partners, Columbia Equity Partners II and Columbia Satellite Partners, "Columbia"); American Honda Motor Co., Inc., a corporation duly organized under the laws of the State of California ("Honda"); Black Bear Fund I, L.P., a limited partnership duly organized under the laws of the State of California ("Black Bear I"), Black Bear Fund II, L.L.C., a limited liability company duly organized under the laws of the State of California ("Black Bear II"), Black Bear Offshore Master Fund Limited, an exempted company organized under the laws of the Cayman Islands ("Black Bear Fund", and collectively with Black Bear I and Black Bear II, "Black Bear"); each of the other Persons identified on Exhibit A attached hereto (the "Additional Note Purchasers"); R. Steven Hicks ("Hicks"); and U.S. Trust Company ("U.S. Trust"). Clear Channel, Columbia Radio Partners, DIRECTV, GM and Madison, each in its capacity as a holder of securities in the Company other than Series C Convertible Preferred Stock (as defined below) or Class A Common Stock (as defined below) issuable upon conversion thereof, are collectively referred to herein as the "Original Investors." AEA XM, Columbia Satellite Partners, Columbia Equity Partners III, Columbia Radio Partners, DIRECTV, Honda, Madison Capital and Madison Equity, each in its capacity as a holder of the Series C Convertible Preferred Stock or Class A Common Stock issuable upon conversion thereof, are collectively referred to herein as the "Series C Investors." Black Bear and the Additional Note Purchasers, each in its or his capacity as a holder of New Notes (as defined below) or Class A Common Stock issuable upon the conversion thereof, are collectively referred to herein as the "Note Investors." The Original Investors, the Series C

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Investors and the Note Investors, Hicks and U.S. Trust, severally, and any transferees of registration rights hereunder permitted pursuant to Section 4.5 are collectively referred to herein as the "Holders." The Company and the Holders are collectively referred to herein as the "Parties." Motient Corporation, a corporation duly organized under the laws of the State of Delaware ("Motient"); the Baron Asset Fund series ("Baron Asset") and the Baron iOpportunity Fund series ("Baron iOpportunity") of Baron Asset Fund, a business trust organized under the laws of the Commonwealth of Massachusetts, the Baron Capital Asset Fund series ("Baron Capital") of Baron Capital Funds Trust, a business trust organized under the laws of the State of Delaware, and Telcom-XM Investors, L.L.C., a limited liability company duly organized under the laws of the State of Delaware ("Telcom"), who were parties to the 2000 Agreement (as defined below), are becoming parties hereto solely for the purposes of agreeing to the amendment of the 2000 Agreement by this second amendment and restatement of this Agreement, which amendment results in Motient, Baron Asset, Baron iOpportunity, Baron Capital and Telcom ceasing to be parties to this Agreement and terminating their respective rights and obligations hereunder. Upon effectiveness of this Agreement, each of Motient, Baron Asset, Baron iOpportunity, Baron Capital and Telcom shall cease to be a party to this Agreement and all of its rights and obligations hereunder shall be terminated.

                               W I T N E S S E T H

           WHEREAS, the Original Investors and Motient made investments in the Company and, other than Motient, now hold Class A Common Stock and Series A Convertible Preferred Stock (each as hereafter defined);

           WHEREAS, the Series C Investors made an investment in the Company through the purchase of Series C Convertible Redeemable Preferred Stock, par value $.01 per share (the "Series C Convertible Preferred Stock"), pursuant to a certain Stock Purchase Agreement, dated July 7, 2000, by and among the Company and the Series C Investors;

           WHEREAS, Motient no longer owns any securities of the Company and has transferred each of its two demand registration rights to Rare Medium and to Hughes, respectively;

           WHEREAS, Motient transferred its shelf registration rights and piggyback registration rights to Hughes;

           WHEREAS, the Note Investors are investing in the Company and its wholly-owned subsidiary, XM Satellite Radio Inc., a Delaware corporation ("XM"), through the purchase of 10% Senior Secured Discount Convertible Notes due 2009 issued by the Company and XM, as joint obligors (the "New Notes"), pursuant to a certain Note Purchase Agreement, dated December 21, 2002, by and among the Company, XM and the Note Investors (the "Note Purchase Agreement"), and may receive additional notes, which will also constitute New Notes, as payment of certain interest due thereunder;

           WHEREAS, GM is acquiring 10% Series GM Senior Secured Convertible Notes due 2009 issued by the Company and XM, as joint obligors (the "GM Notes"), in lieu of certain

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guaranteed payments due to GM during the period from 2003 to 2006 under XM's
Distribution Agreement with GM (the "Distribution Agreement"), a warrant to purchase 10,000,000 shares of the Class A Common Stock (the "GM Warrant") and may acquire shares of Class A Common Stock as payment of interest on the GM Notes, under the terms of a senior secured credit facility with XM (the "GM Credit Facility") to finance certain revenue share payments owed to GM under the Distribution Agreement and in lieu of cash in subscriber bounty payments payable to GM under the terms of the Distribution Agreement;

           WHEREAS, U.S. Trust is investing in the Company through the purchase of 5,555,556 shares of Class A Common Stock pursuant to a certain Purchase Agreement, dated December 21, 2002, by and between the Company and U.S. Trust (the "U.S. Trust Purchase").

           WHEREAS, the Company has agreed to execute this Agreement to provide the Holders with certain rights to cause the registration of the Class A Common Stock held by them or issuable upon conversion of their Series A Convertible Preferred Stock or Series C Convertible Preferred Stock, conversion of their New Notes or GM Notes, or exercise of the GM Warrant;

           WHEREAS, Sony Electronics, Inc., a Delaware corporation ("Sony"), has shelf and piggyback registration rights with respect to the shares of Class A Common Stock issuable upon exercise of the Company's Common Stock Purchase Warrant No. 1 issued to Sony (the "Sony Warrant"), which rights are to be pari passu to those of the Original Investors, Hicks has certain registration rights with respect to the shares of Class A Common Stock issuable upon exercise of the Company's Common Stock Purchase Warrant No. 4 (the "Hicks Warrant") and U.S. Trust has certain registration rights with respect to the shares of Class A Common Stock acquired pursuant to the U.S. Trust Purchase; and

           WHEREAS, this Agreement is to amend and restate that certain Amended and Restated Registration Rights Agreement, dated as of August 8, 2000, by and among the Company, Motient Corporation, the Original Investors and the Series C Investors (the "2000 Agreement").

           NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, the Parties agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     Section 1.1 Definitions. The following terms, as used herein, have the following meanings:

           "Accredited Investor" has the meaning specified in Rule 501 of Regulation D promulgated under the Securities Act.

           "Additional Demand Registration" has the meaning specified in Section 2.1(e).

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           "Agreement" means this Second Amended and Restated Registration
Rights Agreement (including any Schedules hereto), as it may from time to time be amended, supplemented or modified in accordance with its terms.

           "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks are authorized or required by law to be closed in New York City or the District of Columbia.

           "Capital Stock" means any and all of the Company's shares, interests, warrants, options, rights to acquire equity or equity-linked securities of the Company, participations or other equivalents (however designated, whether voting or non-voting) in equity of the Company, whether now outstanding or issued subsequently hereto, including, without limitation, all series and classes of Common Stock and preferred stock of the Company, and all convertible securities.

           "Class A Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Company, having one (1) vote per share.

           "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

           "Common Stock" means all classes and series of the common stock of the Company, any stock into which such common stock shall have been changed or converted or any stock resulting from any capital reorganization or reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

           "Demand Registration" has the meaning specified in Section 2.1(a).

           "End of Suspension Notice" has the meaning specified in Section
2.6(b).

           "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

           "Fair Market Value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. If there is any dispute as to the Fair Market Value of any security of the Company between the Holder who holds such security and the Company, the Fair Market Value of such security shall be determined by a firm of independent appraisers of national standing valuing such security on an as-converted basis.

           "GM Registrable Securities" means the shares of Class A Common Stock issued or issuable (i) upon conversion of, or payment of interest on, the GM Notes, (ii) as payment of up to $35,000,000 in subscriber bounty payments payable to GM under the terms of the Distribution Agreement, (iii) upon exercise of the GM Warrant, and (iv) as payment of principal or interest under the GM Credit Facility.

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           "High Yield Debt" means secured or unsecured debt securities issued by the Company or a wholly owned subsidiary of the Company in a registered public offering or an offering to Qualified Institutional Buyers and/or institutional Accredited Investors under Rule 144A of the Securities Act in providing gross proceeds of at least $50 million after the date hereof, with or without attached warrants or quasi-equity rights issued by the Company.

           "Losses" has the meaning specified in Section 3.1.

           "Managing Underwriters" has the meaning specified in Section 2.1(c).

           "Person" means any individual, partnership, corporation, joint venture, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

           "Piggyback Registration" has the meaning specified in Section 2.3(a).

           "Qualified Institutional Buyer" has the meaning specified in Rule 144A promulgated under the Securities Act.

           "Registrable Securities" means the shares of Class A Common Stock outstanding from time to time and those issued or issuable (i) upon conversion of the Series A Convertible Preferred Stock, (ii) upon conversion of the Series C Convertible Preferred Stock, (iii) upon conversion of the New Notes, (iv) as GM Registrable Securities, (v) upon exercise of the Hicks Warrant, and (vi) at closing of the U.S. Trust Purchase, that may be available for registration from time to time pursuant to the terms hereof, or, in each case, any other shares of Class A Common Stock issued in respect thereof; provided, however, that such securities shall cease to be Registrable Securities when (x) a Registration Statement with respect to the registration of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such Registration Statement, (y) the Holder of such securities may sell all of such securities pursuant to Rule 144(k) under the Securities Act or (z) such Holder may otherwise sell such securities without restriction pursuant to Rule 144 under the Securities Act. All references to "Registrable Securities" held by a Holder shall include all Registrable Securities issuable to such Holder upon conversion of any Convertible Securities (as such term is defined in the Shareholders Agreement) held by such Holder.

           "Registration Statement" means a registration statement (other than a registration statement on Form S-4 or S-8) filed with the Commission pursuant to the Securities Act.

           "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Series A Convertible Preferred Stock" means the Series A Convertible Preferred Stock, par value $1.00 per share, of the Company, having zero (0) votes per share.

           "Series A Holders" means each of Clear Channel, Columbia Radio Partners, DIRECTV, GM, Hughes, Madison and Rare Medium, each in its capacity as a holder of

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securities of the Company other than the Series C Convertible Preferred Stock or
Common Stock issuable upon conversion thereof, severally, and any transferees of registration rights permitted pursuant to Section 4.5.

           "Series C Holders" means each of AEA XM, Columbia Satellite Partners, Columbia Equity Partners, Columbia Radio Partners, DIRECTV, Honda, Madison Capital and Madison Equity, each in its capacity as a holder of the Series C Convertible Preferred Stock or Common Stock issuable upon conversion thereof, severally, and any transferees of registration rights permitted pursuant to
Section 4.5.

           "Series C Convertible Preferred Stock" means the Company's Series C Convertible Redeemable Preferred Stock, par value $.01 per share, such series having the same voting rights as the Class A Common Stock determined on an as converted basis.

           "Shareholders Agreement" means that certain Second Amended and Restated Shareholders and Noteholders Agreement, dated on or about the date hereof, by and among the Parties hereto other than Hicks and U.S. Trust.

           "Shelf Registration" has the meaning specified in Section 2.2(a).

           "Suspension Event" has the meaning specified in Section 2.6(a).

           "Suspension Notice" has the meaning specified in Section 2.6(b).

           "TCM Group" means Columbia and Madison, collectively.

           "Underwritten Offering" has the meaning specified in Section 2.1(c).

                                   ARTICLE II.

                               REGISTRATION RIGHTS

     Section 2.1    Demand Registrations.

     (a) Right to Demand.

           (i) Series A Holders. Any Series A Holder may notify the Company that it intends to offer to or cause to be offered for public sale all or any portion of the Registrable Securities held by or issuable to it (a "Series A Holder Demand Registration"); then, subject to the rights of the Company set forth in Section 2.1(b) and the registration rights of each other Holder set forth in Section 2.3, the Company will use its best efforts to cause such Registrable Securities as may be requested by such Series A Holder to be registered under the Securities Act, pursuant to a Registration Statement on such form as may then be available to the Company for sale in an underwritten offering or a non-underwritten offering, as elected by such Series A Holder, and to keep such Registration Statement effective until the earlier of: (x) the date six months from the date of effectiveness thereof, or (y) the date on which all of such Series A Holder's Registrable Securities registered thereunder are sold; provided, however, that the

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requesting Series A Holder must request registration of Registrable Securities with a Fair Market Value, on the date of such request, of at least $10 million (unless the Fair Market Value of all of the Registrable Securities held by or issuable to such Series A Holder is less than $10 million, in which event all of the Registrable Securities held by or issuable to such Series A Holder must be included in such registration in order to effect such registration). Subject to the rights of each Holder as set forth in Section 2.1(e), each of Clear Channel, DIRECTV, GM, Hughes, Rare Medium and the TCM Group (which, for purposes of this
Section 2.1(a), shall be considered a single "Series A Holder" and which shall act at the direction of holders of a majority in interest of the Registrable Securities of such group) shall be entitled to one Series A Holder Demand Registration as provided herein. The Company may postpone the filing of any Registration Statement required under this Section 2.1 for a reasonable period of time, not to exceed 120 days following receipt by the Company of the Series A Holder's request, if a Suspension Event (as hereinafter defined) has occurred and is continuing.

           (ii) Series C Holders. The Series C Holders, acting as a class by written consent of the holders of at least twenty percent (20%) of the Series C Convertible Preferred Stock constituting Registrable Securities, may notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of the Registrable Securities held by or issuable to them (a "Series C Holder Demand Registration"); then, subject to the rights of the Company set forth in Section 2.1(b) and the registration rights of each other Holder set forth in Section 2.3, the Company will use its best efforts to cause such Registrable Securities as may be requested by the Series C Holders to be registered under the Securities Act, pursuant to a Registration Statement on such form as may then be available to the Company for sale in an underwritten offering or a non-underwritten offering, as elected by the Series C Holders, and to keep such Registration Statement effective until the earlier of: (x) the date six months from the date of effectiveness thereof, or (y) the date on which all of the Series C Holders' Registrable Securities registered thereunder are sold; provided, however, that the Series C Holders must request registration of Registrable Securities with a Fair Market Value, on the date of such request, of at least $10 million (unless the Fair Market Value of all of the Registrable Securities held by or issuable to the Series C Holders is less than $10 million, in which event all of the Registrable Securities held by or issuable to the Series C Holders must be included in such registration in order to effect such registration). Subject to the rights of each Holder as set forth in Sections 2.1(e) and 2.1(j), the Series C Holders shall be entitled to two Series C Demand Registrations as provided herein. If the Series C Holder Demand Registration is requested by the holders of less than all of the Series C Holders, the Company shall send prompt written notice to the other Series C Holders and if such other Series C Holders also notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of the Registrable Securities held by or issuable to them, such other Series C Holders shall have an equal right to the original requesting Series C Holders to have Registrable Securities registered under the Securities Act. The Company may postpone the filing of any Registration Statement required under this Section 2.1 for a reasonable period of time, not to exceed 120 days following receipt by the Company of the Series C Holders' request, if a Suspension Event (as hereinafter defined) has occurred and is continuing.

           (iii) Note Investors. The Note Investors (for purposes of this paragraph 2.1(a)(iii), Hicks and U.S. Trust each shall be considered a Note Investor), acting as a class by

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written consent of Note Investors holding at least 25% of the Registrable
Securities held by or issuable to Note Investors, may notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of the Registrable Securities held by or issuable to them (a "Note Investor Demand Registration," and together with a Series A Holder Demand Registration and a Series C Holder Demand Registration, a "Demand Registration"); then, subject to the rights of the Company set forth in Section 2.1(b) and the registration rights of each other Holder set forth in Section 2.3, the Company will use its best efforts to cause such Registrable Securities as may be requested by the Note Investors to be registered under the Securities Act, pursuant to a Registration Statement on such form as may then be available to the Company for sale in an underwritten offering or a non-underwritten offering, as elected by the Note Investors, and to keep such Registration Statement effective until the earlier of: (x) the date six months from the date of effectiveness thereof, or (y) the date on which all of the Note Investors' Registrable Securities registered thereunder are sold; provided, however, that the Note Investors must request registration of Registrable Securities with a Fair Market Value, on the date of such request, of at least $10 million (unless the Fair Market Value of all of the Registrable Securities held by or issuable to the Note Investors is less than $10 million, in which event all of the Registrable Securities held by or issuable to the Note Investors must be included in such registration in order to effect such registration). Subject to the rights of each Holder as set forth in Section 2.1(e), the Note Investors shall be entitled to two Note Investor Demand Registrations as provided herein. If the Note Investor Demand Registration is requested by less than all of the
Note Investors holding Registrable Securities, the Company shall send prompt written notice to the other Note Investors, and if such other Note Investors also notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of the Registrable Securities held by or issuable to them, such other Note Investors shall have an equal right to the original requesting Note Investors to have Registrable Securities registered under the Securities Act. The Company may postpone the filing of any Registration Statement required under this Section 2.1 for a reasonable period of time, not to exceed 120 days following receipt by the Company of the Note Investors' request, if a Suspension Event (as hereinafter defined) has occurred and is continuing.

           (iv) GM. GM may notify the Company that it intends to offer to or cause to be offered for public sale the GM Registrable Securities held by or issuable to it; then, subject to the rights of the Company set forth in Section 2.1(b) and the registration rights of each other Holder set forth in Section 2.3, the Company will use its best efforts to cause such GM Registrable Securities as may be requested by GM to be registered under the Securities Act (a "GM Demand Registration"), pursuant to a Registration Statement on such form as may then be available to the Company for sale in an underwritten offering or a non-underwritten offering, as elected by GM, and to keep such Registration Statement effective until the earlier of: (x) the date six months from the date of effectiveness thereof, or (y) the date on which all of the GM Registrable Securities registered thereunder are sold; provided, however, that GM must request registration of GM Registrable Securities with a Fair Market Value, on the date of such request, of at least $10 million (unless the Fair Market Value of all GM Registrable Securities is less than $10 million, in which event all of the GM Registrable Securities must be included in such registration in order to effect such registration). Subject to the rights of each Holder as set forth in
Section 2.1(e), GM shall be entitled to two GM Demand Registrations as provided herein. The Company

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may postpone the filing of any Registration Statement required under this
Section 2.1 for a reasonable period of time, not to exceed 120 days following receipt by the Company of GM's request, if a Suspension Event (as hereinafter defined) has occurred and is continuing.

     (b) Company Priority on Registration. Notwithstanding any other provision of this Agreement to the contrary, upon receipt by the Company of a request for a Demand Registration from a Holder or a Demand Shelf Registration (but not a Special Demand Registration, as defined in Section 2.1(j), a Noteholder Shelf Registration, as defined in Section 2.2(b)(i), or any other Shelf Registration pursuant to Section 2.2(b)), the Company shall have the right, within 30 days of receipt of such notice, to notify such Holder of the Company's intention to commence a primary public offering of securities for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable) by the filing of a Registration Statement with the Commission and, in such a case, the Company shall not have any obligation to honor the request to register the shares held by such notifying Holder; in which event such request shall be deemed never to have been made; provided, however, that the Company shall commence such public offering by the filing of such a Registration Statement within 60 days of so notifying that Holder. In addition, except as set forth in Section 2.1(j), the Company shall not be required to cause a Registration Statement demanded pursuant to this Section 2.1 or a Demand Shelf Registration to become effective prior to 120 days following the effective date of a Registration Statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders to the effect that the Company is commencing to prepare a company-initiated Registration Statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly.

     (c) Selection of Managing Underwriters. The offering of Registrable Securities pursuant to any Registration Statement filed under this Article II shall be in the form of an underwritten offering ("Underwritten Offering"), if the Holders of a majority of the Registrable Securities requested to be registered in such offering so elect. In such event, the Company shall select one or more managing underwriters to act in connection with such Underwritten Offering (the "Managing Underwriters"), which Managing Underwriters shall be approved by the Holder initiating such offering, which approval shall not be unreasonably withheld. Any request by the Holders of Registrable Securities for an Underwritten Offering shall, in addition to specifying the number of shares requested to be registered, specify the anticipated per share price range for such offering.

     (d) Priority on Underwritten Offering. If the Managing Underwriters for an Underwritten Offering demanded by the Holders pursuant to this Section 2.1 (except as set forth in Section 2.1(j)), notify the Company and such Holders that in their opinion the number of Registrable Securities requested to be included in such offering (together with any other shares of Common Stock which the Company is required to include in such registration) exceeds the number of shares which can be sold in such offering in an orderly manner within a price range acceptable to the Holders of the majority of the Registrable Securities requested to be included in such

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offering, the Company will include in such offering the maximum amount of
Registrable Securities requested to be included pursuant to this Agreement, which, in the opinion of the Managing Underwriters, can be sold in such offering in an orderly manner within an acceptable price range, and such amount shall be allocated pro rata among the Holders thereof on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder pursuant to Section 2.1(a) and Section 2.3(a); provided, however, that the right of each of Hughes and Rare Medium to register its Registrable Securities pursuant to this Section 2.1(d) shall be subordinate to the rights of the other Holders hereunder.

     (e) Additional Demand. In the event that, in connection with any exercise by any Holder of a Demand Registration, other Holders exercise Piggyback Registration rights as provided in Section 2.3, and following such exercise the Managing Underwriters in an Underwritten Offering notify the Company that in their opinion the number of Registrable Securities requested to be included in such offering exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the initiating Holder such that the initiating Holder is unable to sell at least 75% of the number of shares originally requested to be registered by it, such initiating Holder shall be entitled to an additional Demand Registration exercisable at such later time as such Holder may elect (an "Additional Demand Registration"). If such Additional Demand Registration is exercised and such initiating Holder is unable to sell in such offering, cumulatively with the number of shares sold in the first offering requested by it, at least 75% of the number of shares originally requested to be registered by it, such initiating Holder shall be entitled to successive Additional Demand Registrations until it has sold in all such Additional Demand Registrations, cumulatively with the first offering requested by it, at least 75% of the amount originally requested to be registered by it.

     (f) Rare Medium and Hughes Registration Rights. Each of Rare Medium and Hughes shall be entitled to exercise one Demand Registration, subject to the rights of the Company set forth in Section 2.1(b) and subject to the right of each other Holder to exercise Piggyback Registration rights in connection with a demand by either of Rare Medium or Hughes; provided that each other Holder shall have priority over Rare Medium and Hughes (i) with respect to registration of its Registrable Securities in such offering and (ii) with respect to registration of Registrable Securities pursuant to Section 2.2. In the event that either of Rare Medium or Hughes, in a Demand Registration it has initiated, is not able to sell at least 75% of the number of shares originally requested to be registered by it, then it shall be entitled to an Additional Demand Registration exercisable at such later time as it may elect. If such Additional Demand Registration is exercised and Rare Medium or Hughes, as the case may be, is unable to sell in such offering, cumulatively with the number of shares sold in the first offering requested by it, at least 75% of the number of shares originally requested to be registered by it, then it shall be entitled to successive Additional Demand Registrations until it has sold in all such Additional Demand Registrations, cumulatively with the first offering requested by it, at least 75% of the amount originally requested to be registered by it.

     (g) Inclusion by the Company of its Common Stock in an Underwritten Offering. If the Managing Underwriters for an Underwritten Offering notify the Company that in their opinion the number of Registrable Securities to be included in an Underwritten Offering is less than the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holder initiating such offering, the Company may include in such registration, on its own behalf, up to the greatest number of shares of Common Stock which in the opinion of the Managing Underwriters can be sold (together with the Registrable Securities demanded to be included in such registration) in an orderly manner within the price range acceptable to the Holder initiating such offering.

     (h) Participation in Underwritten Registrations. Notwithstanding any other provision of this Section 2.1 or Section 2.3 to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person: (i) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements, which shall contain customary terms and conditions, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution and no Holder shall be required to undertake joint or joint and several obligations with any other Person.

     (i) Expenses of Underwriting Offering. The Company shall pay any and all registration expenses incident to the filing of each Registration Statement or otherwise incident to the performance by the Company of, or its compliance with, its obligations under this Section 2.1, including the fees of one counsel retained by the Holders, up to a maximum of $75,000 per Demand Registration. Each Holder shall pay all underwriting discounts and commissions relating to the sale or disposition of such Holder's Registrable Securities included in the Underwritten Offering.

     (j) Special Demand Right Following Change of Control. Within 90 days following a Change of Control as defined in the Certificate of Designation of the Series C Convertible Preferred Stock (a "Change of Control"), the Series C Holders, acting as a class by written consent of the holders of at least twenty percent (20%) of the Series C Convertible Preferred Stock constituting Registrable Securities, may notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of the Registrable Securities issued or issuable upon conversion or exchange of the Series C Convertible Preferred Stock held by them (a "Special Demand Registration"), which shall be in addition to and not count as any other Demand Registration hereunder, then the Company will use its best efforts to cause such Registrable Securities as may be requested by the Series C Holders to be registered under the Securities Act, pursuant to a Registration Statement on such form as may then be available to the Company for sale in an underwritten offering or a non-underwritten offering, as elected by the Series C Holders, and to keep such Registration Statement effective until the earlier of: (x) the date six months from the date of effectiveness thereof, or (y) the date on which all of such Series C Holders' Registrable Securities registered thereunder are sold; provided, however, that the Series C Holders must request registration of such Registrable Securities with a Fair Market Value, on the date of such request, of at least $10 million (unless the Fair Market Value of all of such Registrable Securities held by or issuable to the Series C Holders is less than $10 million, in which event all of such Registrable Securities held by or issuable to the Series C Holders must be included in such registration in order to effect such registration). A Special Demand Registration shall be treated like a Demand Registration for purposes of this agreement, except that the rights of the Company set forth in Section 2.1(b), the registration rights of other Holders set forth in Section 2.3, the Company's rights to postpone the filing of any Registration Statement if a Suspension Event has occurred, and the various priority provisions and Managing Underwriter cut-backs shall not apply to a Special Demand Registration. The Series C Holders shall be entitled to one Special Demand Registration with respect to each Change of Control. If the Special Demand Registration is requested by less than all of the Series C Holders, the Company shall send prompt written notice to the other Series C Holders, and if such other Series C Holders also notify the Company that they intend to offer to or cause to be offered for public sale all or any portion of such Registrable Securities held by or issuable to them, such other Series C Holders shall have an equal right to the original requesting Series C Holders to have such Registrable Securities registered under the Securities Act.

     Section 2.2    Shelf Registration.

     (a) Demand Shelf Registration. At the request of the Holders (for purposes of this Section 2.2, each of Sony and Hughes shall be considered a "Holder") holding Registrable Securities having a Fair Market Value of not less than $10 million (collectively, the "Requesting Holders"), the Company shall notify (such notice a "Shelf Notification") each Holder not a Requesting Holder of the Company's intention to prepare and file with the Commission a Registration Statement for an offering to be made on a delayed or a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the Commission) under the Securities Act covering all or a portion of the Registrable Securities, and shall thereafter prepare and file such Registration Statement (the "Demand Shelf Registration", and each of the Demand Shelf Registration, the Noteholder Shelf Registration and any other registration pursuant to Section 2.2(b), a "Shelf Registration"). Each Holder not a Requesting Holder shall notify the Company within ten (10) days of receipt of a Shelf Notification if it intends to include Registrable Securities held by it in such Demand Shelf Registration; otherwise, such Holder shall have no right to include its Registrable Securities in such Demand Shelf Registration. Each Shelf Registration shall be on a Form S-3 or another appropriate form (unless the Holders of the Registrable Securities offered thereby reasonably request a specific form) permitting registration of such Registrable Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). For purposes of this Section 2.2, the term "Registrable Securities" shall include the shares of Class A Common Stock issued upon exercise of the Sony Warrant.

     (b) Noteholder and GM Shelf Registrations.

           (i) The Company shall use its reasonable best efforts to prepare and file with the Commission, within five Business Days after the date hereof, or if the Company's financial statements are not current under Securities Act rules, no later than March 15, 2003 (the "Required Filing Date"), a Registration Statement (the "Noteholder Shelf Registration") for an offering to be made on a delayed or a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the Commission) under the Securities Act. The Noteholder Shelf Registration shall cover (A) all shares of Class A Common Stock issued or issuable upon conversion of the aggregate principal amount at maturity of all Notes, including shares of Class

A Common Stock that will be issuable upon conversion of all Accreted Value, as defined in the Note Purchase Agreement, as of January 1, 2006, but excluding shares of Class A Common Stock issuable upon conversion of additional Notes, if any, as payment of interest on the Notes after January 1, 2006 and (B) all Registrable Securities relating to the U.S. Trust Purchase. The Noteholder Shelf Registration shall be on a Form S-3 or another appropriate form (unless the Holders of the Registrable Securities offered thereby reasonably request a specific form) permitting registration of such Registrable Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, an underwritten offering). In the event the Company is unable to include in the Noteholder Shelf Registration any shares of Class A Common Stock issuable upon conversion of Accreted Value, the Company shall prepare and file with the Commission, within five Business Days after July 1, 2003, January 1, 2004, July 1, 2004, January 1, 2005, July 1, 2005 and
January 1, 2006 a Registration Statement with respect to all shares of Class A Common Stock issuable upon conversion of any Accreted Value as of such July 1 or January 1 (to the extent such shares are not then covered by a Registration Statement). In the event the Company is unable to include in the Noteholder Shelf Registration any shares of Class A Common Stock as the result of those shares not having been duly authorized at the time the Noteholder Shelf Registration is declared effective by the Commission, the Company shall prepare and file with the Commission, within five Business Days after the date on which stockholder approval of the authorization of such shares is obtained, a Registration Statement with respect to such shares. In addition, the Company shall prepare and file with the Commission, within five Business Days after each Interest Payment Date (as defined in the Note Purchase Agreement) on which the Company issues any additional Notes in payment of interest on Notes, a Registration Statement with respect to all shares of Class A Common Stock issuable upon conversion of such additional Notes. Any Registration Statement filed pursuant to the preceding three sentences shall be for an offering to be made on a delayed or a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the Commission) under the Securities Act.

           (ii) The Company shall use its reasonable best efforts to prepare and file with the Commission, within 180 days after the date hereof, an initial Registration Statement (the "GM Shelf Registration") for an offering to be made on a delayed or a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the Commission) under the Securities Act. The initial GM Shelf Registration shall cover such Registrable Securities that are issuable to GM as payment of interest on the GM Notes and under the GM Credit Facility and as subscriber bounty payments under the Distribution Agreement ("GM Shelf Securities") and as GM shall have notified the Company, at least ten calendar days prior to the date of filing of the GM Shelf Registration, they intend to include in the GM Shelf Registration. The Company shall use its reasonable best efforts to add to the GM Shelf Registration, by amendment or filing a new Registration Statement, additional GM Shelf Securities as GM shall notify the Company from time to time they intend to include in the GM Shelf Registration. The GM Shelf Registration shall be on a Form S-3 or another appropriate form (unless GM reasonably requests a specific form) permitting registration of such Registrable Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, an underwritten offering). The Company shall use its reasonable best efforts to update, amend and keep current the GM Shelf Registration, in accordance with applicable law and the rules and regulations of the Commission.

     (c) Effectiveness. The Company shall use its reasonable best efforts to cause any Shelf Registration to become effective under the Securities Act as soon as practicable following the date of filing, but in any event within 90 days following the date of filing. Subject to the requirements of the Securities Act, including, without limitation, requirements relating to updating prospectuses through post-effective amendments or otherwise, the Company shall use reasonable best efforts to keep each Shelf Registration continuously effective under the Securities Act until the date on which all of the Registrable Securities registered thereunder cease to be Registrable Securities (the "Effectiveness Period").

     (d) Priority in Underwritten Offering from Shelf Registration. If any of the Registrable Securities to be registered pursuant to a Shelf Registration are to be sold in an Underwritten Offering, and if the Managing Underwriters notify the Company and the Holders of such Registrable Securities that in their opinion, the number of Registrable Securities requested to be included in such offering exceeds the number of shares which can be sold in such offering in an orderly manner within an acceptable price range, there shall be included in such Underwritten Offering the maximum amount of Registrable Securities requested to be included, pursuant to this Agreement, which in the opinion of the Managing Underwriters can be sold in an orderly manner within an acceptable price range, and such amount shall be allocated pro rata among the Holders of such Registrable Securities requested to be included in such Underwritten Offering on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder. The right of Hughes to register its Registrable Securities pursuant to this Section 2.2(c) shall be subordinate to the rights of the other Holders hereunder.

     (e) Number of Shelf Registrations. The number of Demand Shelf Registrations under Section 2.2(a) shall be limited to five, provided that the Company shall not be required to effect more than two Underwritten Offerings pursuant to
Section 2.2(a).

     (f) Expenses of Shelf Registration. The Company or Persons other than the Holders shall pay any and all registration expenses incident to the filing of each Registration Statement or otherwise incident to the performance by the Company of or its compliance with, its obligations under this Section 2.2, including the fees of one counsel retained by the Holders, up to a maximum of $75,000 per Shelf Registration. Each Holder shall pay all underwriting discounts and commissions relating to the sale or disposition of such Holder's Registrable Securities included in a Shelf Registration.

     (g) Upon the occurrence of any Event (as defined below) and on every 180 day anniversary thereof until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Holders (which remedy shall not be exclusive of any other remedies available at law or in equity), the interest rate on the New Notes and the GM Notes shall be increased, as liquidated damage and not as a penalty, by 0.5% per annum for the first 180-day period and an additional 0.5% per annum for each consecutive additional 180-day period until the Event is cured. The liquidated damages payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. For such purposes, each of the following shall constitute an "Event":

     (i) the Noteholder Shelf Registration is not filed on or prior to the Required Filing Date, which event shall be deemed to continue until the Noteholder Shelf Registration is filed;

     (ii) the Noteholder Shelf Registration is not declared effective by the Commission within 180 days after the date on which it was initially filed with the Commission, which shall be deemed to continue until the Noteholder Shelf Registration is so declared effective;

     (iii) after the effective date of the Noteholder Shelf Registration, any period during which Holders whose Registrable Securities are covered by the Noteholder Shelf Registration are not permitted to sell those Registrable Securities under the Noteholder Shelf Registration for any reason except (A) as a result of a suspension permitted pursuant to Section 2.6 or (B) for five or more trading days, whether or not consecutive, in any consecutive 365-day period for which such sales are not permitted other than as a result of a suspension pursuant to
           Section 2.6;

     (iv) the conversion rights of the Holders pursuant to the Note Purchase Agreement are suspended for any reason, which shall be deemed to continue until such suspension is lifted;

     (v) the Common Stock is not listed or quoted, or is suspended from trading, on the Nasdaq National Market; the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange (each, an "Eligible Market") for a period of more than five consecutive trading days, which shall be deemed to continue until the Common Stock is so listed or quoted or until such suspension is lifted;

     (vi) after the effective date of the Noteholder Shelf Registration, any Registrable Securities covered by the Noteholder Shelf Registration are not listed on an Eligible Market.

     Section 2.3    Piggyback Registration Rights.

     (a) Requests for Piggyback Registration. If, at any time, the Company proposes to effect a registered offering of its Common Stock (including pursuant to Section 2.1 and Section 2.2, but excluding (i) a Special Demand Registration, and (ii) the Noteholder Shelf Registration), the Company will give prompt written notice to all Holders (for purposes of this Section 2.3, each of Sony and Hughes shall be considered a "Holder") of its intention to effect such a registration and, subject to Section 2.3(b) and Section 2.3(c), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date the Company's notice is given (a "Piggyback

Registration"); provided, however, that the Holders shall not have any right to cause a Piggyback Registration in connection with any offering of High Yield Debt or a Special Demand Registration or the Noteholder Shelf Registration. For purposes of this Section 2.3, the term "Registrable Securities" shall include the shares of Class A Common Stock issued upon exercise of the Sony Warrant.

     (b) Priority on Primary Registrations. If, in connection with any proposed Piggyback Registration in connection with an Underwritten Offering initiated by the Company, the Managing Underwriters notify the Company that in their opinion the number of shares of securities requested to be included in such offering exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company, the Company will include in such offering (i) first, the securities the Company proposes to sell and (ii) second, the number of the Registrable Securities requested to be included pursuant to this Agreement, pro rata among the Holders thereof on the basis of the number of shares requested to be included in such registration by each such Holder, in each case up to the greatest number of shares of Common Stock which, in the opinion of the Managing Underwriters, can be sold in an orderly manner in the price range of such offering; provided, however, that Hughes shall not be entitled to participate in any such Piggyback Registration until all shares of Registrable Securities held by other Holders which have been requested to be included in such Piggyback Registration have been so included.

     (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than the Registrable Securities), and the Managing Underwriters notify the Company that in their opinion the number of shares of securities requested to be included in such offering exceeds the number which can be sold in an orderly manner within an acceptable price range, except as set forth in Section 2.1(j), the Company will include in such offering the maximum amount of Registrable Securities requested to be included pursuant to this Agreement, which, in the opinion of the Managing Underwriters, can be sold in such offering in an orderly manner within an acceptable price range, and such amount shall be allocated (1) first, pro rata among the Holders thereof on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder pursuant to Section 2.1(a), and (2) second, pro rata among the Holders thereof on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder pursuant to Section 2.3(a); provided, however, that the initiating Holder shall retain its rights under Section 2.1(e) and that Hughes' right to register its Registrable Securities pursuant to this Section 2.3(c) shall be subordinate to the rights of the other Holders hereunder.

     (d) Participation in Piggyback Registrations. Notwithstanding any other provision of this Section 2.3 to the contrary, no Person may participate in any Piggyback Registration hereunder unless such Person: (i) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements, which shall contain customary terms and conditions, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable Securities included in any Piggyback Registration shall be required to make any representations or warranties, jointly or severally, to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution, and no Holder shall be required to undertake joint or joint and several obligations with any other Person.

     (e) Expenses of Piggyback Registration. The Company or Persons other than the Holders shall pay any and all registration expenses incident to the filing of each Registration Statement or otherwise incident to the performance by the Company of or its compliance with, its obligations under this Section 2.3. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities included in the Piggyback Registration and the fees of any counsel retained by such Holder in connection therewith.

     Section 2.4 Registration Procedures. The Company hereby covenants and agrees that it shall:

     (a) perform its obligations with respect to a Registration Statement pursuant to Section 2.1, Section 2.2 or Section 2.3 hereof and effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holders in accordance with their intended method or methods of distribution, and that it shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective (provided that, before filing a Registration Statement or prospectus or any amendments or supplements thereto, it will furnish to one counsel selected by each Holder participating in such registration (each of Clear Channel, DIRECTV, Hughes, Rare Medium and the TCM Group shall, for such purposes, be considered a single "Holder;" the Series C Investors shall, for such purposes, be considered a single "Holder" and, in the case of TCM Group and the Series C Investors shall act at the direction of holders of a majority in interest of the Registrable Securities of such group; GM shall, for such purposes, be considered a single "Holder;" and the Note Investors, Hicks and U.S. Trust shall, for such purposes, be considered a single "Holder" and shall act at the direction of holders of a majority in interest of the Registrable Securities held by the Note Investors) copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and it will incorporate in such Registration Statement the reasonable comments of such counsel not inconsistent with the Company's disclosure obligations under applicable securities laws;

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period required hereunder (or if no period is so required, a period of not less than one hundred eighty (180) days or such shorter period which is sufficient to complete the distribution of the securities registered under the Registration Statement) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

     (c) furnish to each seller of Registrable Securities, the Managing Underwriters, if any, and their respective counsel, prior to the filing thereof with the Commission, such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller and to use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the sellers of Registrable Securities or their counsel shall reasonably propose;

     (d) use its best efforts to comply with the requirements of any applicable blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, however, that the Company will not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdictions, or
(iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities as promptly as practicable in any of the following circumstances: (i) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ii) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; (iii) of any request by the Commission for amendment or supplements to the Registration Statement or the prospectus included therein or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

     (f) cause all such Registrable Securities to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted;

     (g) enter into such agreements on terms reasonably acceptable to the Company (including underwriting agreements) in form, scope and substance as are customary in underwritten offerings, and take all other reasonable actions necessary to facilitate the registration or the disposition of the Registrable Securities included in any Registration Statement including, without limitation, the participation of senior management in "road shows" and similar activities, provided that such activities do not interfere with the duties of senior management in a manner that would likely be detrimental to the best interests of the Company;

     (h) take such action as may be necessary so that: (i) any Registration Statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder; (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any prospectus forming part of any Registration Statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (i) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

     (j) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legend and registered in such names as the Holders may request in connection with the sale of Registrable Securities pursuant to such Registration Statement; and

     (k) obtain and furnish to each selling Holder, immediately prior to the effectiveness of the Registration Statement (and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto) a cold comfort letter from the Company's independent public accountants in the same form and covering the same matters as is typically delivered to underwriters and, in the event that an underwriter or underwriters have been retained in connection with such registration, such cold comfort letter to be provided to the selling Holders shall be the same cold comfort letter delivered to such underwriter or underwriters.

           Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(e) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(e) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.

     Section 2.5    Hold-Back Agreements.

     (a) Restrictions on Public Sale by the Holders. Each Holder of Registrable Securities shall be deemed to have agreed not to effect any public sale or public distribution of securities of the Company of the same or similar class or classes of the securities included in a Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the Managing Underwriter, but not to exceed a 90-day period beginning on, the effective date of the Registration Statement (except pursuant to an Underwritten Offering being conducted by the Managing Underwriters), except to the extent otherwise agreed in writing by the Managing Underwriter, and upon request of the Managing Underwriters shall enter into a reasonable and customary "lock-up" agreement to such effect and otherwise in a form agreed upon by the Company and the Managing Underwriters. The foregoing restriction shall apply to those Holders electing to include Registrable Securities in a Registration Statement for an Underwritten Offering filed pursuant to Section 2.1, Section 2.2 or
Section 2.3. The restrictions set forth in this Section 2.5(a) shall not apply to any private sales of Registrable Securities that are exempt from registration under section 4(2) of the Securities Act.

     (b) Restrictions on Public Sale by the Company. The Company shall not effect any public sale or public distribution of any securities which are the same as or substantially similar to the Registrable Securities being registered pursuant to a Registration Statement for an Underwritten Offering filed pursuant to Section 2.1, Section 2.2 or Section 2.3 hereof, or any securities convertible into or exchangeable or exercisable for such securities during the 15-day period prior to, and during the 30-day period beginning on, the effective date of a Registration Statement (except pursuant to the Registration Statement), provided, however, that the foregoing restrictions shall not apply in the case of any registration for public sale or public distribution of any securities for High Yield Debt (regardless of whether or not coupled with warrants, options, or other equity equivalents) by the Company.

     Section 2.6    Black-Out Periods for Registration Statements.

     (a) Notwithstanding anything to the contrary in this Agreement, except as set forth in Section 2.1(j), commencing ninety (90) days after the effectiveness of a Registration Statement, the Company may, not more than once in any 12-month period, and one additional time during the term of this Agreement (but not during any other Suspension Event or within ninety (90) days after termination of any other Suspension Event), direct the Holders to suspend sales of Registrable Securities registered thereunder, as provided herein, if one or more of the following events (a "Suspension Event") occurs pending negotiations relating to, or consummation of, a material corporate transaction (i) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings), (ii) as to which the Company has a bona fide business purpose for preserving confidentiality and (iii) which renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable.

     (b) In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Securities so that the Company may correct or update the Registration Statement (or such filings). Each such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any such suspension exceed ninety (90) days. The Holders agree that they will not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after they have received a Suspension Notice from the Company and prior to the termination of such Suspension Event. If so directed by the Company, the Holders will deliver to the Company all copies of the prospectus covering the Registrable Securities held by them at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall, in the case of a Suspension Event, be given by the Company not later than five (5) days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

     (c) If the Company shall give a Suspension Notice pursuant to this Section 2.6, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales.

     Section 2.7 Transferees of Motient Rights. Notwithstanding anything to the contrary herein, the rights of Rare Medium and Hughes under Sections 2.1,
2.2 and 2.3, which were transferred by Motient, shall be subordinate to the corresponding rights of the other Holders; provided, however, that the Company shall in no event hereafter provide any Person with any rights to request the Company to register any Capital Stock of the Company, with priority equal to or superior to that of Hughes or Rare Medium hereunder, except in connection with any offering of High Yield Debt.

     Section 2.8 Additional Registration Rights. The Company shall in no event hereafter provide any Person with any rights to request the Company to register any Capital Stock of the Company, the terms of which are (a) as or more favorable than the rights of the Series C Investors hereunder, unless the Company obtains the prior written approval of holders of at least 60% of the issued and outstanding Series C Convertible Preferred Stock constituting Registrable Securities, or (b) as or more favorable than the rights of the Note Investors hereunder, unless the Company obtains the prior written approval of
Note Investors holding 60% of the Registrable Securities held by or issuable to
Note Investors, except in each case in connection with any offering of High Yield Debt.

                                  ARTICLE III.

                        INDEMNIFICATION AND CONTRIBUTION

     Section 3.1 Indemnification by the Company. The Company shall indemnify, to the extent permitted by law, each Holder of Registrable Securities, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and its respective officers, directors, partners, members, employees, agents and representatives, against all actions, suits, claims, damages, losses, costs, expenses or proceedings (collectively, "Losses") caused by, arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if such Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by such Holder after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an Underwritten Offering, the Company will indemnify such Underwriters, each Person who controls such Underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

     Section 3.2 Indemnification by Holders. In connection with any Registration Statement in which Holders of Registrable Securities are participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses caused by, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such Registration Statement, prospectus or form of prospectus; provided, however, that such Holder of Registrable Securities shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

     Section 3.3 Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder such indemnified party shall give prompt written notice to the party or parties from which such indemnity is sought of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any proceeding) shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the indemnified party(ies)' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such proceeding, the indemnifying parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

     Section 3.4    Contribution. If the indemnification provided for in this
Article III is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Article III would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses under Section 3.3, if the indemnification provided for in Section 3.1 or Section 3.2 was available to such party. The Parties agree that it would not be just and equitable if contribution pursuant to this Section
3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second sentence of this paragraph. Notwithstanding the provisions of this
Section 3.4, an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV.

                                  MISCELLANEOUS

     Section 4.1 Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by (a) Rule 144 or 145 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     Section 4.2 Specific Performance. Each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     Section 4.3 Amendments and Waivers. Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with respect to any proposed Piggyback Registration in connection with an Underwritten Offering initiated by the Company, only with the written consent of
(a) the Company and (b) Holders holding, (i) in the case of amendments to or waivers of provisions of this Agreement generally, 75% of the Registrable Securities held by or issuable to Holders, and (ii) in the case of any other non-material change or technical correction of this Agreement, a majority of the Registrable Securities held by or issuable to Holders; provided, however, that in the event the rights, preferences or obligations hereunder of one or more Holders are being amended or waived in a manner that is materially adverse to such Holders and in a manner that is different from those of other Holders, such rights, preferences or obligations may be so amended or waived only with the consent of the Holders holding in the aggregate 75% of the Registrable Securities held by Holders whose rights, preferences or obligations are being materially adversely amended or waived in such different manner, except in the case of rights, preferences or obligations hereunder applicable only to Rare Medium and Hughes, in which case such rights, preferences or obligations may be amended with the consent of Rare Medium and Hughes. Any amendment or waiver effected in accordance with this
Section 4.3 shall be binding upon each future Holder and the Company.

     Section 4.4 Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be deemed properly served if: (i) mailed by registered or certified mail, return receipt requested, (ii) delivered by a recognized overnight courier service, (iii) delivered personally, or (iv) sent by facsimile transmission addressed to each Party at its address for notices specified on Schedule 4.4 attached hereto, or at such other address, or to the attention of such officer, as any Party shall have furnished to each other Party in writing pursuant to this Section 4.4. Such notice shall be deemed to have been received: (i) three
(3) Business Days after the date of mailing if sent by certified or registered mail, (ii) one (1) Business Day after the date of delivery if sent by overnight courier, (iii) the date of delivery if personally delivered, or (iv) the next succeeding Business Day after transmission by facsimile.

     Section 4.5    Transfers.

     (a) Subject to the transfer restrictions set forth in the Shareholders Agreement, any Holder transferring any portion of its Registrable Securities may transfer to its transferee any rights granted herein and then held by such Holder, provided that no Series A Holder may transfer to more than one transferee its rights to initiate any Demand Registration pursuant to Section 2.1, (provided that such transferees shall be able to participate in such Demand Registration and all other registration rights held by such Holder, subject to the terms and conditions set forth in this Agreement), nor shall any such transfer be deemed to create any right to initiate additional demand registrations or obligate the Company to issue notices hereunder to additional Person(s), except to the extent the Company shall have received actual notice of such transfer to such Person(s). A Series C Holder may transfer any registration rights granted herein and then held by such Series C Holder only to a transferee that following the transfer holds Series C Convertible Preferred Stock or Common Stock equal to one percent (1%) or more of the outstanding Common Stock on a fully diluted basis.

     (b) Any assignment or transfer of any registration rights set forth herein shall be subject to the assumption by the transferee of the terms and conditions set forth in this Agreement applicable to the transferor, and any proposed transferee shall execute such documents and instruments that the Company may reasonably require to evidence that such transferee is bound by the terms and conditions of this Agreement.

     Section 4.6 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 4.7    GOVERNING LAW; CHOICE OF FORUM; JURY TRIAL WAIVER.

           THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PROVISIONS THEREOF OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402.

           IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS LOCATED IN SUCH STATE AND COUNTY, AND RELATED APPELLATE COURTS. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

           THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 4.8 Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

     Section 4.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.10   No Inconsistent Agreement.

     (a) The Company will not after the date of this Agreement enter into any agreement with respect to its securities or any amendment to such an agreement that is inconsistent with the rights granted to the Holders in this Agreement, or otherwise conflicts with the provisions hereof.

     (b) The Company shall not grant to any person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable or exercisable for such securities, or grant any rights for additional demand registrations of the Company's securities other than as provided in this Agreement, without the prior written consent of the Holders of the Registrable Securities if such right is inconsistent with the terms of this Agreement (including without limitation the priorities for registration set forth herein); provided, however, that the foregoing restrictions shall not apply in the case of any registration by the Company for public sale or public distribution of any securities for High Yield Debt (regardless of whether or not coupled with warrants, options, or other equity equivalents).

     Section 4.11 Further Assurances. The Parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement, including making any necessary or required filings, and obtaining any necessary or required approvals from the Federal Communications Commission.

     Section 4.12 Entire Agreement. This Agreement supersedes all other agreements, written or oral, concerning the subject matter herein, including the 2000 Agreement, which is hereby terminated.

                         [Signatures begin on next page]

           IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly signed as of the date first above written.


XM SATELLITE RADIO HOLDINGS INC.


By:    /s/ Joseph M. Titlebaum
   ---------------------------------------
Name:  Joseph M. Titlebaum
Title: Senior Vice President, General Counsel and
       Secretary


BARON ASSET FUND
on behalf of THE BARON ASSET FUND SERIES


By: /s/ Linda Martinson
   ---------------------------------------
Name:  Linda Martinson
Title: Vice President and General Counsel


BARON ASSET FUND
on behalf of THE BARON iOPPORTUNITY FUND SERIES


By: /s/ Linda Martinson
   ---------------------------------------
Name:  Linda Martinson
Title: Vice President and General Counsel


BARON CAPITAL FUNDS TRUST
on behalf of THE BARON CAPITAL ASSET FUND SERIES


By: /s/ Linda Martinson
   ---------------------------------------
Name:  Linda Martinson
Title: Vice President and General Counsel


CLEAR CHANNEL INVESTMENTS, INC.


By: /s/ Randall T. Mays
   ---------------------------------------
Name:  Randall T. Mays
Title: Executive Vice President

MOTIENT CORPORATION


By: /s/ Lon Levin
   ---------------------------------------
Name: Lon Levin
Title: Vice President


GENERAL MOTORS CORPORATION


By: /s/ R. J. Harries
   ---------------------------------------
Name: R. J. Harries
Title:


DIRECTV ENTERPRISES, LLC


By: /s/ Michael W. Palkovic
   ---------------------------------------
Name:  Michael W. Palkovic
Title: Senior Vice Present


MADISON DEARBORN CAPITAL PARTNERS III, L.P.
By Madison Dearborn Partners III, L.P., its general partner
By Madison Dearborn Partners LLC, its general partner


By:    /s/ James N. Perry, Jr.
   ---------------------------------------
Name:  James N. Perry, Jr.
Title: Managing Director


MADISON DEARBORN SPECIAL EQUITY III, L.P.
By Madison Dearborn Partners III, L.P., its general partner
By Madison Dearborn Partners LLC, its general partner


By:    /s/ James N. Perry, Jr.
   ---------------------------------------
Name:  James N. Perry, Jr.
Title: Managing Director


SPECIAL ADVISORS FUND I, LLC
By Madison Dearborn Partners III, L.P., its manager
By Madison Dearborn Partners LLC, its general partner


By:    /s/ James N. Perry, Jr.
   ---------------------------------------
Name:  James N. Perry, Jr.
Title: Managing Director

AEA XM INVESTORS I LLC                                     AEA XM INVESTORS II LLC
By AEA XM Investors I LP, its Managing Member              By AEA XM Investors II LP, its Managing Member
By AEA XM Investors Inc., its General Partner              By AEA XM Investors Inc., its General Partner


By:     /s/ Christine J. Smith                             By:     /s/ Christine J. Smith
   ---------------------------------------                    ---------------------------------------
Name:   Christine J. Smith                                 Name:   Christine J. Smith
Title:  Vice President                                     Title:  Vice President


AEA XM INVESTORS IA LLC                                    AEA XM INVESTORS IIA LLC
By AEA XM Investors IA LP, its Managing Member             By AEA XM Investors IIA LP, its Managing Member
By AEA XM Investors Inc., its General Partner              By AEA XM Investors Inc., its General Partner


By:     /s/ Christine J. Smith                             By:     /s/ Christine J. Smith
   ---------------------------------------                    ----------------------------------------
Name:   Christine J. Smith                                 Name:   Christine J. Smith
Title:  Vice President                                     Title:  Vice President


  TELCOM--XM INVESTORS, L.L.C.


  By:    /s/ Rajendra Singh
     ---------------------------------------
  Name:  Rajendra Singh
  Title: President


  COLUMBIA XM SATELLITE PARTNERS III, LLC                    COLUMBIA XM RADIO PARTNERS, LLC
                                                             By Columbia Capital L.L.C., its Managing
                                                             Member


  By:    /s/ James B. Fleming, Jr.                           By:    /s/ James B. Fleming, Jr.
     ---------------------------------------                 ---------------------------------------
  Name:  James B. Fleming, Jr.                               Name:  James B. Fleming, Jr.
  Title: Vice President                                      Title: Vice President


  COLUMBIA CAPITAL EQUITY PARTNERS III                       COLUMBIA CAPITAL EQUITY PARTNERS II
  (QP), L.P.                                                 (QP), L.P.
  By Columbia Capital Equity Partners III, L.P., its         By  Columbia Capital Equity Partners III, L.P.,
  General Partner                                            its General Partner


  By:    /s/ James B. Fleming, Jr.                           By:    /s/ James B. Fleming, Jr.
     ---------------------------------------                 ---------------------------------------
  Name:  James B. Fleming, Jr.                               Name:  James B. Fleming, Jr.
  Title: Vice President                                      Title: Vice President

BLACK BEAR FUND I, L.P., a California limited              BLACK BEAR FUND II, L.L.C., a California limited
 partnership                                                liability company
By Eastbourne Capital Management, L.L.C., its              By Eastbourne Capital Management, L.L.C., its
   general partner                                            manager


By: /s/ Eric M. Sippel                                     By: /s/ Eric M. Sippel
   -----------------------------------                         ---------------------------------------
    Eric M. Sippel                                             Eric M. Sippel
    Chief Operating Officer                                    Chief Operating Officer


BLACK BEAR OFFSHORE MASTER FUND LIMITED, a
 Cayman Islands exempted company
By Eastbourne Capital Management, L.L.C., its investment adviser and attorney in fact


By: /s/ Eric M. Sippel
   -----------------------------------
    Eric M. Sippel
    Chief Operating Officer


AMERICAN HONDA MOTOR CO., INC.


By:    /s/ Thomas G. Elliott
   -----------------------------------
Name:  Thomas G. Elliott
Title: Executive Vice President


HUGHES ELECTRONICS CORPORATION


By:    /s/ Patrick T. Doyle
   -----------------------------------
Name:  Patrick T. Doyle
Title: Vice President, Treasurer and Controller


HEARST COMMUNICATIONS, INC. a
Delaware corporation


By:    /s/ Kenneth A. Bronfin
   -------------------------------------
    President, Hearst Interactive Media,
    a division of Hearst Communications, Inc.

GEORGE HAYWOOD


     /s/ George Haywood
----------------------------------------


RARE MEDIUM GROUP, INC.


By:
   -------------------------------------
Name:
Title:


U.S. TRUST COMPANY


By:    /s/ David J. Williams
----------------------------------------
Name:  David J. Williams
Title: Managing Director


R. STEVEN HICKS


/s/ R. Steven Hicks
----------------------------------------


  PRISM PARTNERS OFFSHORE FUND             PRISM PARTNERS I, L.P.
  By: Weintraub Capital Management LLC,    By: Weintraub Capital Management LLC,
  its Investment Manager                   its Investment Manager


  By:    /s/ Jerald M. Weintraub           By:    /s/ Jerald M. Weintraub
      ---------------------------------        --------------------------------
  Name:  Jerald M. Weintraub               Name:  Jerald M. Weintraub
  Title: Managing Partner                  Title: Managing Partner


  PRISM PARTNERS II OFFSHORE FUND
  By: Weintraub Capital Management LLC,
  its Investment Manager


  By:    /s/ Jerald M. Weintraub
      ---------------------------------
  Name:  Jerald M. Weintraub
  Title: Managing Partner

  EVEREST CAPITAL MASTER FUND L.P.
  By: Everest Capital Limited, its general
  partner


  By:    /s/ Malcolm Scott
      ---------------------------------
  Name:  Malcolm Scott
  Title: Chief Operating Officer


EVEREST CAPITAL SENIOR DEBT FUND L.P.
By: Everest Capital Limited, its general
partner


By:    /s/ Malcolm Scott
---------------------------------------
Name:  Malcolm Scott
Title: Chief Operating Officer


AVDAN PARTNERS, L.P.


By:    /s/ Mark B. Friedman
---------------------------------------
Name:  Mark B. Friedman
Title: President


JOHN DEALY


       /s/ John F. Dealy
---------------------------------------

A.R. SANCHEZ, JR.


     /s/ A.R. Sanchez, Jr.
---------------------------------------


SUPERIUS SECURITIES GROUP, INC. MONEY PURCHASE PLAN


By:    /s/ James Hudgins
   ------------------------------------
Name:  James Hudgins
Title: Trustee


SF CAPITAL PARTNERS, LTD., a British Virgin
Islands company


By:    /s/ Brian H. Davidson
   ------------------------------------
Name:  Brian H. Davidson
Title: Authorized Signatory

BAYSTAR CAPITAL II, L.P.,                      BAYSTAR INTERNATIONAL II Ltd.,
By: BayStar Capital Management, LLC, its       By: BayStar Capital Management, LLC, its
  general partner                               investment partner

By: /s/ Lawrence Goldfarb                      By: /s/ Lawrence Goldfarb
    -----------------------------------            ------------------------------------
Name:  Lawrence Goldfarb                       Name:  Lawrence Goldfarb
Title: Managing Member                         Title: Managing Member

ROYAL BANK OF CANADA
By its agent, RBC Dominion Securities Corporation


By: /s/ Steven C. Milke
    -----------------------------------
Name:  Steven C. Milke
Title: Managing Member


By  /s/ Richard J. Tavoso
    -----------------------------------
Name:  Richard J. Tavoso
Title: Managing Director

MICHAEL W. HARRIS


     /s/ Michael W. Harris
---------------------------------------


PAUL GREENWALD


     /s/ Paul Greenwald
---------------------------------------

NEERA SINGH and RAJENDRA SINGH JTWROS


     /s/ Neera Singh
---------------------------------------


     /s/ Rajendra Singh
---------------------------------------

HERSH RAJ SINGH EDUCATIONAL TRUST
By:


     /s/ Neera Singh
---------------------------------------
Name:  Neera Singh
Title: Trustee

    /s/ J. T. Westermeier
---------------------------------------
Name:  J. T. Westermeier
Title: Co-Trustee


SAMIR RAJ SINGH EDUCATIONAL TRUST
By:


     /s/ Neera Singh
---------------------------------------
Name:  Neera Singh
Title: Trustee

    /s/ J. T. Westermeier
---------------------------------------
Name:  J. T. Westermeier
Title: Co-Trustee

                                    EXHIBIT A
                           ADDITIONAL NOTE PURCHASERS

AEA
  AEA XM Investors IA LLC
  AEA XM Investors IIA LLC
Columbia Capital
  Columbia Capital Equity Partners II (OP), L.P.
  Columbia XM Radio Partners, LLC
  Columbia Capital Equity Partners III (OP), L.P.
  Columbia XM Satellite Partners III, LLC
Hughes Electronics Corporation
George Haywood
Hearst Communications, Inc.
BayStar Group
  BayStar Capital II, LP
  BayStar International II, Ltd.
  Royal Bank of Canada
America Honda Motor Co., Inc.
Superius Securities Group, Inc. Money Purchase Plan
John Dealy
Avdan Partners, L.P.
Michael W. Harris
Paul Greenwald
SF Capital Partners, Ltd.
Neera Singh and Rajendra Singh JWTROS
Hersh Raj Singh Educational Trust
Samir Raj Singh Educational Trust
A.R. Sanchez, Jr.
Prism Partners Offshore Fund
Prism Partners II Offshore Fund
Prism Partners I, L.P.
Everest Capital Master Fund LP
Everest Capital Senior Debt Fund LP
U.S. Trust Company

                                  SCHEDULE 4.4
                               SCHEDULE OF HOLDERS

Clear Channel:                          Clear Channel Investments, Inc.                         210-822-2299
                                        200 E. Basse Road
                                        San Antonio, TX 78209
                                        Attention: Ken Wyker, Esq.

Columbia:                               Columbia Capital LLC                                    703-519-3904
                                        201 North Union Street, Suite 300
                                        Alexandria, Virginia 22314
                                        Attention: Mr. James B. Fleming

DIRECTV:                                DIRECTV Enterprises, Inc.                               310-964-4114
                                        2230 East Imperial Highway
                                        El Segundo, CA 90245
                                        Attention: Mr. Steven J. Cox

GM:                                     General Motors Corporation                              212-418-6258
                                        100 Renaissance Center
                                        Detroit, MI 48265 - 1000
                                        Attention: Anne Larin, Esq.

Telcom:                                 Telcom-XM Investors, L.L.C.                             703-706-3801
                                        211 North Union Street, Suite 300
                                        Alexandria, VA 22314
                                        Attention: Hal B. Perkins, Esq.

Madison:                                Madison Dearborn Partners, Inc.                         312-895-1221
                                        Three First National Plaza
                                        Chicago, Illinois 60602
                                        Attention: Mr. James N. Perry

AEA XM:                                 AEA Investors Inc.                                      212-888-1459
                                        65 E. 55th Street
                                        New York, New York 10022
                                        Attention: General Counsel

Black Bear Fund I, L.P.                 c/o Eastbourne Capital Management, L.L.C.               415-448-1210
Black Bear Fund II, L.L.C.              1101 Fifth Avenue, Suite 160
Black Bear Offshore Master Fund         San Rafael, CA 94901
  Limited

George Haywood                          c/o Cronin & Vris, LLP                                  718-832-8292
                                        380 Madison Avenue
                                        24th Floor
                                        New York, New York 10017

Honda:                                  America Honda Motor Co., Inc.                           310-783-2210
                                        1919 Torrance Boulevard
                                        Torrance, California 90501-2746
                                        Attention: Shinichi Sakamoto
                                                                                                310-781-4970
                                        Honda North America, Inc.

                                        700 Van Ness Avenue
                                        Torrance, California 90501
                                        Attention: Law Department

U.S. Trust Company                      3 Essex Square                                          860-767-8057
                                        Essex, CT 06426

Hughes Electronics Corporation          200 N. Sepulveda Boulevard                              310-640-1734
                                        El Segundo, California 90245

Hearst Communications, Inc.             c/o Hearst Interactive Media                            212-582-7739
                                        959 Eighth Avenue
                                        New York, New York 10019
                                        Attn: President, Hearst Interactive Media

                                        The Hearst Corporation                                  212-649-2035
                                        959 Eighth Avenue
                                        New York, New York 10019
                                        Attn: General Counsel

BayStar Group                           c/o BayStar Capital Management, LLC                     415-272-5421
BayStar Capital II, LP                  80 E. Sir Francis Drake Blvd., Suite 2B
BayStar International II, Ltd           Larkspur, California 94939

Superius Securities Group, Inc. Money   Superius Securities Group, Inc. Money Purchase Plan     201-568-9392
Purchase Plan                           94 Grand Ave.
                                        Englewood, New Jersey 07631

John Dealy                              c/o XM Satellite Radio Holdings Inc.                    202-380-4500
                                        1500 Eckington Place, NE
                                        Washington, District of Columbia 20002-2194

Avdan Partners, L.P.                    Avdan Partners, L.P.                                    415-239-3946
                                        100 Shoreline Highway, Suite 185-A
                                        Mill Valley, California 94941

Michael W. Harris                       c/o Harris & Panels                                     315-472-2481
                                        120 East Washington Street
                                        Suite 511
                                        Syracuse, New York 13202

Paul Greenwald                          c/o Harris & Panels                                     315-472-2481
                                        120 East Washington Street
                                        Suite 511
                                        Syracuse, New York 13202

SF Capital Partners, Ltd.               c/o Staro Asset Management, LLC                         414-294-4416
                                        3600 South Lake Drive
                                        St. Francis, Wisconsin 53235
                                        Attn: Brian H. Davidson

Neera Singh and Rajendra Singh JWTROS   7925 Jones Branch Drive                                 703-873-4501
Hersh Raj Singh Educational Trust       Suite 6400
Samir Raj Singh Educational Trust       McLean, Virginia 22102
                                        Attn: General Counsel

A.R. Sanchez, Jr.                       1920 Sandman                                            956-722-1017
                                        Laredo, Texas 78041

Prism Partners Offshore Fund            c/o Weintraub Capital Management LLC
Prism Partner I, L.P.                   44 Montgomery Street, Suite 4100
Prism Partners II Offshore Fund         San Francisco, California 94104

Everest Capital Master Fund LP          c/o Everest Capital Limited                             441-292-2285
Everest Capital Senior Debt Fund LP     The Bank of Butterfield Building, 6th Floor
                                        65 Front Street
                                        Hamilton HM 12, Bermuda
                                        Attn: Compliance Officer

R. Steven Hicks

Rare Medium                             565 Fifth Avenue, 29 Floor
                                        New York, New York

Royal Bank of Canada                    c/o RBC Dominion Securities Corporation                 212-858-439
                                        165 Broadway
                                        One Liberty Plaza
                                        New York NY 10006
                                        Attention: Michael Frommer